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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

               Delaware                  0-18630           95-4274680
    (State or other jurisdiction of    (Commission       (IRS Employer
            incorporation)             File Number)    Identification No.)

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (213) 625-4700

                                 Not Applicable


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b) On February 28, 2005, Cathay General Bancorp announced that Mr. Wing K. Fat, a Director of Cathay General Bancorp, died on February 25, 2005. A copy of the press release publicly announcing Mr. Fat's passing is furnished herewith as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     99.1     Press Release dated February 28, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 28, 2005
                                            CATHAY GENERAL BANCORP


                                            By:  /s/ Heng W. Chen
                                                 -------------------------------
                                                 Heng W. Chen
                                                 Executive Vice President and
                                                 Chief Financial Officer